SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 27, 1998

                       GE CAPITAL MORTGAGE SERVICES, INC.
                    (as Seller and Servicer under Pooling and
                   Servicing Agreements each providing for the
           issuance of a Series of Mortgage Pass-Through Certificates)

                       GE Capital Mortgage Services, Inc.
                       ----------------------------------
            (formerly known as Travelers Mortgage Services, Inc.)
             (Exact name of registrant as specified in its charter)

             New Jersey            33-5042            21-0627285
             ----------            -------            ----------
          (State or Other        (Commission      (I.R.S. Employer
          Jurisdiction of        File Number)     Identification No.)
           Incorporation)

                 Three Executive Campus
                 Cherry Hill, New Jersey                   08002
                 -----------------------                   -----
                 (Address of Principal                    (Zip Code)
                  Executive Offices)

                    Registrant's telephone number, including
                            area code (609) 661-6100

Item 5.  Other Events
-------  ------------
     On July 27, 1998 GE Capital Mortgage Services, Inc. ("GECMSI") passed through to Certificateholders of Mortgage Pass-Through Certificates principal and interest payments as required for the various Series of Mortgage Pass-Through Certificates listed below and as detailed in Item 7, Financial Statements, Pro Forma Financial Information and Exhibits, of this Report.

Series                                 Distribution on Series
------                                 ----------------------
Series 1998-01                            $ 3,743,961.12
Series 1998-02                            $ 9,280,999.57
Series 1998-03                            $10,772,516.48
Series 1998-04                            $13,377,820.40
Series 1998-HE1                           $ 3,292,654.13
Series 1998-HE2                           $ 2,775,451.60
Series 1998-05                            $10,375,574.27
Series 1998-6A                            $ 3,690,966.40
Series 1998-6B                            $ 5,430,102.74
Series 1998-07                            $ 3,569,399.90
Series 1998-08A                           $ 7,734,759.22
Series 1998-08B                           $ 1,361,531.08
Series 1998-09                            $10,650,530.85
Series 1998-10A                           $ 8,487,474.93
Series 1998-10B                           $ 2,232,036.97
Series 1998-11A                           $ 5,407,839.08
Series 1998-11B                           $ 3,559,506.34
Series 1998-11C                           $ 1,979,710.24

Item 7.  Financial Statements and Exhibits
-------  ---------------------------------
     Attached as Exhibits to Item 7 are the "Servicer's Certificate" and the "Distribution Date Statement" filed as part of this Report.

  Series                     Exhibit No.         Description

Series 1998-01                   99.1       Servicer's Certificate
                                 99.2       Monthly Statement

Series 1998-02                   99.3       Servicer's Certificate
                                 99.4       Monthly Statement

Series 1998-03                   99.5       Servicer's Certificate
                                 99.6       Monthly Statement

Series 1998-04                   99.7       Servicer's Certificate
                                 99.8       Monthly Statement

Series 1998-HE1                  99.9       Servicer's Certificate
                                99.10       Distribution Date Statement

Series 1998-05                  99.11       Servicer's Certificate
                                99.12       Monthly Statement

Series 1998-6A                  99.13       Servicer's Certificate
                                99.14       Monthly Statement

Series 1998-6B                  99.15       Servicer's Certificate
                                99.16       Monthly Statement

Series 1998-07                  99.17       Servicer's Certificate
                                99.18       Monthly Statement

Series 1998-08A                 99.19       Servicer's Certificate
                                99.20       Monthly Statement

Series 1998-08B                 99.21       Servicer's Certificate
                                99.22       Monthly Statement

Series 1998-09                  99.23       Servicer's Certificate
                                99.24       Monthly Statement

Series 1998-10A                 99.25       Servicer's Certificate
                                99.26       Monthly Statement

Series 1998-10B                 99.27       Servicer's Certificate
                                99.28       Monthly Statement

Series 1998-11A                 99.29       Servicer's Certificate
                                99.30       Monthly Statement

Series 1998-11B                 99.31       Servicer's Certificate
                                99.32       Monthly Statement

Series 1998-11C                 99.33       Servicer's Certificate
                                99.34       Monthly Statement

Series 1998-HE2                 99.35       Servicer's Certificate
                                99.36       Monthly Statement

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 GE CAPITAL MORTGAGE SERVICES, INC.

                                 By:   /s/ Tim Neer
                                       ----------------------------------------
                                 Name:   Tim Neer
                                 Title:  Vice President, Investor Relations

Dated as of :               July 27, 1998

                                 EXHIBIT INDEX

EXHIBIT NO.                      DESCRIPTION
-----------                      -----------

   99.1                          Series 1998-01 Servicer's Certificate

   99.2                          Series 1998-01 Monthly Statement

   99.3                          Series 1998-02 Servicer's Certificate

   99.4                          Series 1998-02 Monthly Statement

   99.5                          Series 1998-03 Servicer's Certificate

   99.6                          Series 1998-03 Monthly Statement

   99.7                          Series 1998-04 Servicer's Certificate

   99.8                          Series 1998-04 Monthly Statement

   99.9                          Series 1998-HE1 Servicer's Certificate

   99.10                         Series 1998-HE1 Distribution Date Statement

   99.11                         Series 1998-05 Servicer's Certificate

   99.12                         Series 1998-05 Monthly Statement

   99.13                         Series 1998-6A Servicer's Certificate

   99.14                         Series 1998-6A Monthly Statement

   99.15                         Series 1998-6B Servicer's Certificate

   99.16                         Series 1998-6B Monthly Statement

   99.17                         Series 1998-07 Servicer's Certificate

   99.18                         Series 1998-07 Monthly Statement

   99.19                         Series 1998-08A Servicer's Certificate

   99.20                         Series 1998-08A Monthly Statement

   99.21                         Series 1998-08B Servicer's Certificate
                                                              -7-
   99.22                         Series 1998-08B Monthly Statement

   99.23                         Series 1998-09 Servicer's Certificate

   99.24                         Series 1998-09 Monthly Statement

   99.25                         Series 1998-10A Servicer's Certificate

   99.26                         Series 1998-10A Monthly Statement

   99.27                         Series 1998-10B Servicer's Certificate

   99.28                         Series 1998-10B Monthly Statement

   99.29                         Series 1998-11A Servicer's Certificate

   99.30                         Series 1998-11A Monthly Statement

   99.31                         Series 1998-11B Servicer's Certificate

   99.32                         Series 1998-11B Monthly Statement

   99.33                         Series 1998-11C Servicer's Certificate

   99.34                         Series 1998-11C Monthly Statement

   99.35                         Series 1998-HE2 Servicer's Certificate

   99.36                         Series 1998-HE2 Monthly Statement